Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended June 30, 2004

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property management risks; the level and volatility of interest rates; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended June 30, 2004

Table of Contents

Second Quarter Review / Shareholder Information

Financial Review

Balance Sheets
Income Statements
Funds from Operations / Capital Expenditures
Selected Financial Ratios / Data
Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure
Summary of Outstanding Debt
Debt Maturity Schedule / Debt Covenant Compliance Ratios

Activity Review

2004 Acquisitions
2004 Dispositions and Transfers To Joint Ventures
Current Redevelopment / Outparcel Development Activities

Portfolio Review

Property Type Summary

Properties by State / Region
Same Property NOI Analysis
Top Ten Tenants
New Lease Summary
Lease Expiration Schedule
Property Portfolio

Appendix

Summary of Joint Venture Projects
Joint Venture Projects - Acquisition Activity
Joint Venture Projects - Disposition Activity

Second Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 401 properties, including 23 properties held through joint ventures, and total assets of approximately $3.7 billion.  Its properties are strategically located across 34 states and include 375 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 54.6 million square feet of gross leasable area, and 26 related retail real estate assets, with approximately 2.2 million square feet of gross leasable area.

Second Quarter Review

Financial Review

•                  On June 30, 2004, the Company amended its existing $350 million revolving credit facility.  The amended facility bears interest at LIBOR plus 65 basis points (a reduction of 20 basis points) and matures on June 30, 2007, with a one-year extension option.  On June 30, 2004, the Company also amended its existing $100 million secured term loan facility.  The amended term loan facility, which was increased to $150 million, bears interest at LIBOR plus 85 basis points (a net reduction of 20 basis points) and matures on June 30, 2007.  Bank of America, N.A. and The Bank of New York acted as administrative agent and syndication agent, respectively, for both facilities.

Activity Review

•                  During the second quarter of 2004, the Company acquired, including through co-investments with its joint venture partners, three shopping centers and two land parcels for an aggregate of approximately $60.5 million.  The shopping centers totaled approximately 386,129 square feet and the land parcels totaled approximately 24 acres.  During the first six months of 2004, the Company acquired, including through co-investments with its joint venture partners, an aggregate of eight shopping centers, two land parcels and the remaining 50 percent interest in a shopping center in which the Company owned the other 50 percent interest for an aggregate of approximately $227.5 million.  The shopping centers totaled approximately 1.8 million square feet and the land parcels totaled approximately 24 acres.  Acquisitions completed during the second quarter are summarized below:

•                  On April 12, 2004, CA New Plan Venture Fund, the Company’s joint venture with a major U.S. pension fund, acquired Marrero Shopping Center, a 69,259 square foot shopping center located in Marrero, Louisiana (a suburb of New Orleans), for approximately $3.7 million.  The property is currently under redevelopment with the expansion of its Winn-Dixie anchor.

•                  On April 22, 2004, BPR West, a joint venture in which the Company has a 50 percent interest, acquired 12.8 acres of land in Frisco, Texas, for approximately $3.2 million.  The parcel is adjacent to a 280,000 square foot IKEA currently under construction and will be developed for approximately 105,000 square feet of retail use.  The site is within one-half mile of The Centre at Preston Ridge, a community shopping center owned by a joint venture in which the Company has a 25 percent interest.

•                  On April 28, 2004, the Company acquired Unity Plaza, 11 acres of unimproved land in East Fishkill, New York, for $6.0 million.  The Company will develop an approximately 70,000 square foot shopping center anchored by a 47,500 square foot A&P Food Market, which has received all required permits and approvals to commence development.

•                  On April 29, 2004, the Company acquired Stockbridge Village, a 188,203 square foot shopping center located in Stockbridge, GA (a suburb of Atlanta) and anchored by Kroger, for approximately $23.8 million.

•                  On May 20, 2004, NP/I&G Institutional Retail Company, LLC, the Company’s joint venture with JPMorgan Fleming Asset Management, acquired Village Shoppes of East Cherokee, a 128,667 square foot shopping center located in Woodstock, Georgia (a suburb of Atlanta) and anchored by Publix, for approximately $23.9 million.

•                  During the second quarter of 2004, the Company generated an aggregate of approximately $21.1 million of proceeds through the sale of five properties and one outparcel, as well as the sale of one property held through a joint venture and the transfer of one property to a joint venture.  Properties sold during the quarter include Eastgate Shopping Center, a 102,161 square foot shopping center located in Lake Wales, Florida and anchored by a vacant Kmart; Sun Valley Plaza, a 107,405 square foot shopping center located in Mesa, Arizona; Whitestown Plaza, a 80,612 square foot shopping center located in Whitesboro, New York; a 4,000 square foot single tenant Northern Automotive located in Hastings, Nebraska; Genzyme Corp., a 21,560 square foot miscellaneous office property located in Scottsdale, Arizona; a one-acre outparcel at Superior Marketplace in Superior, Colorado; and Raymond Road, a 62,345 square foot shopping center located in Jackson, Mississippi and owned by CA New Plan Venture Fund.  In addition, on June 1, 2004, the Company transferred Villa Monaco, a 122,213 square foot shopping center located in Denver, Colorado, to CA New Plan Venture Fund.  In the first six months of 2004, the Company generated an aggregate of approximately $34.4 million of proceeds through the culling of non-core and non-strategic properties, the disposition of certain properties held through joint ventures and the transfer of one property to a joint venture.

Portfolio Review

•                  At the end of the second quarter, the gross leasable area (GLA) for the Company’s total stabilized community and neighborhood shopping centers, including its pro rata share of joint venture projects, was approximately 92.7 percent leased.  The GLA for the Company’s total portfolio, including its pro rata share of joint venture projects (Total Portfolio), was approximately 90.9 percent leased at June 30, 2004.  The average annual base rent (ABR) at June 30, 2004 for the total portfolio was $8.03 per leased square foot.  During the quarter, 159 new leases, aggregating approximately 953,000 square feet, were signed at an average ABR of $10.49 per square foot.  Also during the quarter, 208 renewal leases, aggregating approximately 917,000 square feet, were signed at an average ABR of $10.20 per square foot, an increase of approximately 6.9 percent over the expiring leases.  In total, 323 new leases, aggregating approximately 1.9 million square feet, were signed during the first six months of 2004 at an average ABR of $9.36 per square foot and 381 renewal leases, aggregating approximately 1.5 million square feet, were signed at an average ABR of $10.40 per square foot, an increase of approximately 6.3 percent over the expiring leases.

Subsequent Events

•                  On July 12, 2004, Fitch Ratings initiated coverage of the Company by assigning a BBB+ rating to its outstanding senior unsecured notes and a BBB rating to the Company’s preferred stock. The rating outlook is stable.

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY 10036
Phone: 212-869-3000
Fax: 212-869-3989
www.newplan.com

Exchange Listing

New York Stock Exchange
Common stock: NXL
Series E preferred stock: NXLprE

Senior Unsecured Debt Ratings
Fitch: BBB+
Moody’s: Baa2
Standard & Poor’s: BBB

Quarterly Results
The Company expects to announce quarterly results as follows:

Third quarter 2004: October 28, 2004
Fourth quarter and Year-end 2004: February 24, 2005

Transfer Agent and Registrar
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 800-730-6001
www.equiserve.com

Corporate Communications Department
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Senior Vice President - Corporate Communications
Phone: 212-869-3000
Fax: 212-869-3989
E-mail: corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Balance Sheets

(Unaudited, in thousands)

	As Of
	06/30/04	03/31/04	12/31/03
Assets:
Land	$871,903	$860,902	$832,479
Buildings and improvements	2,965,010	2,905,433	2,822,138
Less: accumulated depreciation and amortization	(397,661)	(374,243)	(360,580)
Net real estate	3,439,252	3,392,092	3,294,037
Real estate held for sale	15,088	49,666	17,668
Cash and cash equivalents	12,524	12,012	5,328
Restricted cash (1)	16,611	16,940	23,463
Marketable securities	2,756	3,038	2,915
Receivables
Trade, net of allowance for doubtful accounts of (June 30, 2004- $17,329, March 31, 2004- $17,346, December 31, 2003- $16,950)	37,279	39,929	42,713
Deferred rent receivable, net of allowance of (June 30, 2004- $4,562, March 31, 2004- $5,128, December 31, 2003- $5,445)	28,020	26,258	24,806
Other	19,482	14,518	12,530
Mortgages and notes receivable (2)	950	974	39,637
Prepaid expenses and deferred charges	45,699	37,929	35,320
Investments in / advances to unconsolidated ventures (3)	28,523	38,615	38,958
Intangible assets (4)	29,414	30,144	3,201
Other assets (5)	21,173	23,036	18,020
TOTAL ASSETS	$3,696,771	$3,685,151	$3,558,596
Liabilities:
Mortgages payable, including unamortized premium of (June 30, 2004- $15,210, March 31, 2004- $15,990, December 31, 2003- $16,965)	$553,122	$578,622	$558,278
Notes payable, net of unamortized discount of (June 30, 2004- $5,199, March 31, 2004- $3,834, December 31, 2003- $3,116)	1,043,753	1,050,346	898,164
Credit facilities	281,000	221,000	291,000
Capital leases	28,401	28,482	28,562
Dividends payable	46,622	46,538	45,695
Other liabilities (6)	92,321	103,151	102,793
Tenant security deposits	10,675	10,412	10,096
TOTAL LIABILITIES	2,055,894	2,038,551	1,934,588
Minority interest in consolidated partnership and joint ventures	23,973	23,788	37,865
Stockholders’ equity:
Preferred stock	10	10	10
Common stock	1,002	1,000	979
Additional paid-in capital	1,944,150	1,938,862	1,889,773
Accumulated other comprehensive income	4,256	449	2,785
Less: accumulated distributions in excess of net income	(332,514)	(317,509)	(307,404)
TOTAL STOCKHOLDERS’ EQUITY	1,616,904	1,622,812	1,586,143
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,696,771	$3,685,151	$3,558,596

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Balance as of December 31, 2003 includes a $26.4 million mortgage loan made to NP/I&G Institutional Retail Company, LLC, a joint venture in which the Company has an interest, issued in connection with the joint venture’s acquisition of DSW Plaza at Lake Grove on November 25, 2003.  Also includes a $12.2 million mortage loan made to First Westport Properties on June 18, 2003 in connection with First Westport Properties’ acquisition of New Britain Village Square. These loans were repaid in full during the first quarter of 2004.

(3) Represents direct equity investments in Arapahoe Crossings, LP, CA New Plan Venture Fund, NP/I&G Institutional Retail Company, LLC, The Centre at Preston Ridge and undeveloped land parcels in Frisco, Texas.

(4) Represents the value of intangible assets allocated in accordance with SFAS 141.

(5) Other assets include: deposits, real estate tax escrow and furniture and fixtures.

(6) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Income Statements

(Unaudited, in thousands, except per share amounts)

					Twelve
	Three Months Ended				Months Ended
	06/30/04	03/31/04	06/30/03	03/31/03	12/31/03
Rental Revenues:
Rental income	$96,624	$96,215	$92,067	$92,121	$369,279
Percentage rents	1,495	2,740	1,956	1,761	7,331
Expense reimbursements	24,780	26,222	26,025	25,884	100,705
TOTAL RENTAL REVENUES	122,899	125,177	120,048	119,766	477,315
Rental Operating Expenses:
Operating costs	19,881	24,009	23,016	22,775	91,072
Real estate and other taxes	15,181	14,980	14,609	15,486	59,690
Provision for doubtful accounts	2,405	1,763	1,960	1,726	8,180
TOTAL RENTAL OPERATING EXPENSES	37,467	40,752	39,585	39,987	158,942
NET OPERATING INCOME	85,432	84,425	80,463	79,779	318,373
Other Income:
Interest, dividend and other income	1,850	2,538	1,932	3,360	9,418
Equity in income of unconsolidated ventures	559	230	1,188	473	3,438
TOTAL OTHER INCOME	2,409	2,768	3,120	3,833	12,856
Other Expenses:
Interest expense	26,536	26,401	24,849	26,001	101,629
Depreciation and amortization	21,823	21,166	18,615	18,692	76,939
General and administrative	5,173	4,993	4,204	4,230	19,815
TOTAL OTHER EXPENSES	53,532	52,560	47,668	48,923	198,383
Income before real estate sales, impairment of real estate and minority interest	34,309	34,633	35,915	34,689	132,846
Gain on sale of real estate (1)	—	1,217	—	—	—
Impairment of real estate	—	—	(1,124)	—	(1,124)
Minority interest in income of consolidated partnership and joint ventures	(476)	(260)	(375)	(401)	(1,555)
INCOME FROM CONTINUING OPERATIONS	33,833	35,590	34,416	34,288	130,167
Discontinued Operations:
Results of discontinued operations	96	393	1,481	872	4,201
(Loss) gain on sale of discontinued operations (2)	(970)	1,414	83	3,483	4,018
Impairment of real estate held for sale	(43)	—	(3,451)	(3,454)	(9,365)
INCOME FROM DISCONTINUED OPERATIONS	(917)	1,807	(1,887)	901	(1,146)
NET INCOME	$32,916	$37,397	$32,529	$35,189	$129,021
Preferred dividends	(5,275)	(5,275)	(5,753)	(4,859)	(21,170)
Premium on redemption of preferred stock	—	—	(630)	—	(630)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	27,641	32,122	26,146	30,330	107,221
Minority interest in income of consolidated partnership	286	260	375	401	1,555
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$27,927	$32,382	$26,521	$30,731	$108,776
NET INCOME PER COMMON SHARE - BASIC	$0.28	$0.32	$0.27	$0.31	$1.10
NET INCOME PER COMMON SHARE - DILUTED	0.27	0.32	0.27	0.31	1.08
Weighted average common shares outstanding - basic	100,159	99,419	97,112	96,937	97,318
ERP partnership units	1,239	1,363	2,178	2,178	2,178
Options	874	1,226	663	487	773
Weighted average common shares outstanding - diluted	102,272	102,008	99,953	99,602	100,269

(1) For the three months ended March 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(2) For the three months ended June 30, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

					Twelve
	Three Months Ended				Months Ended
	06/30/04	03/31/04	06/30/03	03/31/03	12/31/03
Funds from Operations: (1)
Net income available to common stockholders - diluted	$27,927	$32,382	$26,521	$30,731	$108,776
Deduct:
Minority interest in income of consolidated partnership	(286)	(260)	(375)	(401)	(1,555)
Net income available to common stockholders - basic	27,641	32,122	26,146	30,330	107,221
Add:
Depreciation and amortization
Continuing operations real estate assets	21,823	21,166	18,615	18,692	76,939
Discontinued operations real estate assets	70	98	326	426	1,174
Pro rata share of joint venture real estate assets	268	373	209	254	1,016
Deduct:
Gain on sale of real estate (2) (3)	—	(1,217)	—	—	—
Loss (gain) on sale of discontinued operations (2)	4,909	(946)	(83)	(1,000)	(1,534)
Pro rata share of joint venture (gain) loss on sale of real estate (2)	(4)	425	(604)	—	(643)
FUNDS FROM OPERATIONS - BASIC	54,708	52,021	44,609	48,702	184,173
Add:
Minority interest in income of consolidated partnership	286	260	375	401	1,555
FUNDS FROM OPERATIONS - DILUTED	$54,994	$52,281	$44,984	$49,103	$185,728
FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.55	$0.52	$0.46	$0.50	$1.89
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.54	0.51	0.45	0.49	1.85
Funds from operations - diluted	$54,994	$52,281	$44,984	$49,103	$185,728
Add:
Impairment of real estate	—	—	1,124	—	1,124
Impairment of real estate held for sale	43	—	3,451	3,454	9,365
Premium on redemption of preferred stock	—	—	630	—	630
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$55,037	$52,281	$50,189	$52,557	$196,847
FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.54	$0.51	$0.50	$0.53	$1.96
Weighted average common shares outstanding - basic	100,159	99,419	97,112	96,937	97,318
ERP partnership units	1,239	1,363	2,178	2,178	2,178
Options	874	1,226	663	487	773
Weighted average common shares outstanding - diluted	102,272	102,008	99,953	99,602	100,269
Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000
Dividend per Preferred B share (4)	—	—	0.20968	0.53906	0.74874
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	3.90000
Dividend per Preferred E share	0.47656	0.47656	0.37066	—	1.32378
Common dividends	$41,347	$41,220	$40,133	$40,034	$160,842
Preferred B dividends (4)	—	—	1,321	3,396	4,717
Preferred D dividends	1,463	1,463	1,463	1,463	5,852
Preferred E dividends	3,812	3,812	2,969	—	10,601
TOTAL DISTRIBUTIONS	$46,622	$46,495	$45,886	$44,893	$182,012

					Twelve
	Three Months Ended				Months Ended
	06/30/04	03/31/04	06/30/03	03/31/03	12/31/03
Capital Expenditures (5):
New development	$218	$—	$—	$—	$—
Building additions and expansions (6)	18,299	22,311	14,421	8,550	57,610
Building improvements capitalized (7)	3,763	908	2,132	1,253	10,257
Tenant improvements	2,838	3,735	2,644	3,233	11,986
Leasing commissions	1,471	2,697	1,801	852	7,363
TOTAL CAPITAL EXPENDITURES	$26,589	$29,651	$20,998	$13,888	$87,216
Straight line rents (5)	$1,449	$1,896	$1,732	$1,512	$5,220

Capitalized interest (5)	$1,756	$1,268	$957	$1,007	$4,267

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, NAREIT, based on discussions with the SEC, provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company has revised its calculations of FFO made prior to this pronouncement in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate  to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as and indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO.

(2) Excludes gain / loss on sale of land.

(3) For the three months ended March 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(4) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

(5) For the three months ended March 31, 2004 and June 30, 2004, data includes pro rata share of joint venture projects.

(6) Revenue-enhancing expenditures.

(7) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Selected Financial Ratios / Data

(In thousands, except per share amounts)

									Twelve
	Three Months Ended								Months Ended
	06/30/04		03/31/04		06/30/03		03/31/03		12/31/03
Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	3.05	x	3.09	x	3.20	x	3.06	x	3.07	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.62	x	2.70	x	2.89	x	2.78	x	2.69	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.25	x	2.31	x	2.40	x	2.38	x	2.28	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.71	x	2.70	x	2.69	x	2.67	x	2.64	x

Debt/equity ratios:
Total debt/total market capitalization	42.1%		38.3%		42.7%		45.4%		39.6%
Total debt/total equity market capitalization	72.8%		62.0%		74.6%		83.0%		65.6%
Total debt/total book assets	51.6%		51.0%		51.0%		50.4%		49.9%
Total debt/undepreciated book value (2)	46.6%		46.3%		45.5%		46.2%		45.3%

Operating statistics:
NOI margin (NOI/total rental revenues)	69.51%		67.44%		67.03%		66.61%		66.70%
Expense recovery ratio (expense reimbursements/(operating costs + real estate and other taxes)	70.67%		67.25%		69.17%		67.65%		66.80%
Annualized G&A/total assets	0.56%		0.54%		0.47%		0.48%		0.56%
G&A/total revenues (excluding currency change)	4.13%		3.90%		3.41%		3.42%		4.04%

Market capitalization calculations:
Common shares outstanding	100,235		100,031		97,292		97,053		97,980
Preferred B shares outstanding (3)	—		—		—		6,300		—
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000		—		8,000

Common stock price end of period	$23.36		$27.35		$21.35		$19.59		$24.67
Preferred B price end of period (3)	—		—		—		25.11		—
Preferred D price end of period	50.00		50.00		50.00		50.00		50.00
Preferred E price end of period	25.30		27.28		26.60		—		26.67

Common market equity at end of period	$2,341,490		$2,735,848		$2,077,184		$1,901,268		$2,417,167
Preferred market equity at end of period	277,400		293,240		287,800		233,193		288,360
Total equity market capitalization	2,618,890		3,029,088		2,364,984		2,134,461		2,705,527
Total debt end of period	1,906,276		1,878,450		1,763,698		1,772,388		1,776,004
TOTAL MARKET CAPITALIZATION	$4,525,166		$4,907,538		$4,128,682		$3,906,849		$4,481,531

(1) Includes pro rata share of joint venture results.

(2) Excludes accumulated depreciation on operating and held for sale assets.

(3) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(In thousands, except per share amounts)

	Three Months Ended								Twelve Months Ended
	06/30/04		03/31/04		06/30/03		03/31/03		12/31/03
Net income to EBITDA calculation: (1)
Net income	$32,916		$37,397		$32,529		$35,189		$129,021
Depreciation and amortization
Continuing operations real estate assets	21,823		21,166		18,615		18,692		76,939
Discontinued operations real estate assets	70		98		326		426		1,174
Pro rata share of joint venture real estate assets	268		373		209		254		1,016
State taxes	133		133		133		133		532
Interest expense
Continuing operations	26,536		26,401		24,849		26,001		101,629
Discontinued operations	58		58		59		61		239
Pro rata share of joint ventures	778		744		432		481		1,956
Gain on sale of real estate (2)	—		(1,217)		—		—		—
Loss (gain) on sale of discontinued operations (3)	970		(1,414)		(83)		(3,483)		(4,018)
(Gain) loss on sale of joint venture	(4)		425		(604)		—		(643)
Impairment of real estate
Impairment of real estate	—		—		1,124		—		1,124
Impairment of real estate held for sale	43		—		3,451		3,454		9,365
EBITDA	$83,591		$84,164		$81,040		$81,208		$318,334
Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.28	x	2.36	x	2.37	x	2.33	x	2.28	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	1.96	x	2.06	x	2.14	x	2.11	x	2.00	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.68	x	1.75	x	1.77	x	1.81	x	1.69	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	2.01	x	2.05	x	1.98	x	2.03	x	1.95	x
Net income to earnings calculation:
Net income	$32,916		$37,397		$32,529		$35,189		$129,021
Deduct:
Income from discontinued operations	917		(1,807)		1,887		(901)		1,146
Equity in income of unconsolidated ventures	(559)		(230)		(1,188)		(473)		(3,438)
Add:
Minority interest in income of consolidated partnership and joint ventures	476		260		375		401		1,555
Interest expense	26,536		26,401		24,849		26,001		101,629
Distributed income of investments in unconsolidated joint ventures	—		159		243		243		946
Interest component of rental expense	99		97		80		126		445
EARNINGS	$60,385		$62,277		$58,775		$60,586		$231,304
Fixed charge calculation:
Interest expense	$26,536		$26,401		$24,849		$26,001		$101,629
Scheduled principal payments	4,239		3,852		2,677		2,677		14,272
Preferred dividends	5,275		5,275		5,753		4,859		21,170
FIXED CHARGE	$36,050		$35,528		$33,279		$33,537		$137,071
Capitalized interest	$1,748		$1,268		$957		$1,007		$4,267

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not  indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular  reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

(2) For the three months ended March 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(3) For the three months ended June 30, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:
Secured Mortgage Indebtedness
Briggsmore Plaza	AETNA Life Insurance	$24	8.288%	08/01/04	0.00%
Genesee Valley Shopping Center	Nationwide Life Insurance	7,556	8.850%	02/10/05	0.40%
Roundtree Place	Nationwide Life Insurance	6,179	8.850%	02/10/05	0.33%
Grant Mills Station	Laureate Realty Services	6,645	8.850%	02/10/05	0.35%
Lagniappe Village Shopping Center	Laureate Realty Services	5,480	8.850%	02/10/05	0.29%
Mist Lake Plaza	Banker Financial	8,383	8.850%	02/10/05	0.44%
Panama City Square	First Union National Bank	12,458	6.750%	10/01/05	0.66%
Harpers Station I	Columbus Life Insurance Company	11,323	8.000%	10/14/05	0.60%
Harpers Station II	Columbus Life Insurance Company	1,351	8.750%	10/14/05	0.07%
Parkway Plaza I	Sun Life Assurance Company	8,285	7.630%	04/01/06	0.44%
Parkway Plaza II	Sun Life Assurance Company	2,365	8.020%	04/01/06	0.12%
Alexis Park	SECORE Financial	4,440	9.390%	10/01/06	0.23%
Normandy Plaza	State Farm Life Insurance Company	2,804	8.200%	02/01/07	0.15%
Montebello Plaza	Nationwide Life Insurance	3,550	9.625%	03/05/07	0.19%
Crown Point	Jackson National Life Insurance	7,042	8.120%	05/01/07	0.37%
Skyway Plaza	LaSalle National Bank	3,585	9.250%	05/01/07	0.19%
Dickson City Crossings I	General American Life Insurance Co.	12,148	8.650%	12/01/07	0.64%
Dickson City Crossings II	General American Life Insurance Co.	2,426	8.870%	12/01/07	0.13%
Westminster City Center	Wells Fargo Bank, N.A.	28,077	6.690%	02/01/08	1.48%
42 properties (REMIC)	SECORE Financial	151,571	6.670%	06/01/08	7.99%
Glengary Shopping Center	Lehman Brothers Holdings, Inc.	3,906	7.320%	12/01/08	0.21%
Brice Park	USG Annuity and Life	2,838	7.875%	02/01/09	0.15%
London Marketplace	Aegon USA Realty	3,456	8.265%	04/01/09	0.18%
Paradise Plaza	CIGNA	1,564	9.150%	04/01/09	0.08%
Tuckernuck Square	LaSalle National Bank	5,362	7.880%	08/01/09	0.28%
Perry Marketplace	American Express	3,341	9.000%	10/01/09	0.18%
Bristol Plaza	Sun Life Assurance Company	6,115	8.090%	11/01/09	0.32%
Festival Center	KeyBank National Association	2,483	8.240%	01/01/10	0.13%
Sunshine Square	Sun Life Assurance Company	7,327	8.490%	05/31/10	0.39%
Marwood Plaza	Sun Life Assurance Company	4,253	8.280%	06/01/10	0.22%
Saddletree Village Shopping Center	Aegon USA Realty	1,593	8.250%	06/01/10	0.08%
Hampton Village Centre	Deutsche Banc Capital LLC	29,156	8.530%	06/30/10	1.54%
Greentree	SFERS	4,990	8.240%	10/01/10	0.26%
Merchant’s Central	SFERS	6,202	8.240%	10/01/10	0.33%
Northside Plaza	SFERS	2,178	8.240%	10/01/10	0.11%
Habersham Crossing	SFERS	3,674	8.240%	10/01/10	0.19%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,376	8.000%	07/01/11	0.13%
Merchants Crossing	American Equity Investment	5,189	7.630%	09/14/11	0.27%
Hunt River Commons	Nationwide Life Insurance	7,274	7.070%	10/01/11	0.38%
Chapel Square	American National	1,559	9.250%	02/01/13	0.08%
Florence Square I	Nationwide Life Insurance	13,350	7.400%	04/01/13	0.70%
Florence Square II	Nationwide Life Insurance	1,298	8.500%	04/01/13	0.07%
Florence Square III	Nationwide Life Insurance	1,003	8.320%	04/01/13	0.05%
Northgate	State Farm Life Insurance Company	6,062	8.750%	06/30/13	0.32%
University IV	IDS Life Insurance Company	1,895	8.250%	03/01/15	0.10%
Riverview Plaza	Protective Life	4,430	8.625%	09/01/15	0.23%
Green Acres	Protective Life	10,899	7.500%	07/01/16	0.57%
Lexington Town Square	American Enterprise	1,780	8.500%	10/01/16	0.09%
Midway Market Square	MONY	16,603	8.180%	12/01/16	0.88%
Elkhart Market Centre	Protective Life	12,907	7.500%	08/01/18	0.68%
Northshore Plaza	IDS Life Insurance Company	3,671	8.050%	02/01/20	0.19%
Covered Bridge	Protective Life	2,677	7.500%	06/01/20	0.14%
Olympia Corners	Protective Life	5,258	7.500%	06/01/20	0.28%

	Lender	Outstanding Balance	Actual Interest Rate		Maturity Date	Percent of Total Indebtedness
Sun Plaza	Protective Life	9,776	7.500%		06/01/20	0.52%
The Vineyards	Protective Life	8,126	7.500%		06/01/20	0.43%
Arvada Plaza	American Centurion	2,103	7.670%		05/01/21	0.11%
Aurora Plaza	Protective Life	6,310	7.500%		06/01/21	0.33%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,722	7.880%		06/01/21	0.25%
Hilltop Plaza	IDS Life Insurance Company	5,696	7.640%		06/01/21	0.30%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,850	7.320%		03/01/28	0.20%
TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$512,944	7.597%			27.04%

Unsecured Notes
6.88%, 7 Year Unsecured Notes (1)	-	$75,000	6.875%		10/15/04	3.95%
7.75%, 10 Year Unsecured Notes	-	100,000	7.750%		04/06/05	5.27%
7.35%, 10 Year Unsecured Notes	-	30,000	7.350%		06/15/07	1.58%
5.88%, 5 Year Unsecured Notes	-	250,000	5.875%		06/15/07	13.18%
7.40%, 10 Year Unsecured Notes	-	150,000	7.400%		09/15/09	7.91%
4.50%, 7 Year Unsecured Notes (2)	-	150,000	4.500%		02/01/11	7.91%
5.50%, 10 Year Unsecured Notes	-	50,000	5.500%		11/20/13	2.64%
3.75%, 20 Year Unsecured Notes (3)	-	115,000	3.750%		06/01/23	6.06%
7.97%, 30 Year Unsecured Notes	-	10,000	7.970%		08/14/26	0.53%
7.65%, 30 Year Unsecured Notes	-	25,000	7.650%		11/02/26	1.32%
7.68%, 30 Year Unsecured Notes	-	10,000	7.680%		11/02/26	0.53%
7.68%, 30 Year Unsecured Notes	-	10,000	7.680%		11/02/26	0.53%
6.90%, 30 Year Unsecured Notes	-	25,000	6.900%		02/15/28	1.32%
6.90%, 30 Year Unsecured Notes	-	25,000	6.900%		02/15/28	1.32%
7.50%, 30 Year Unsecured Notes	-	25,000	7.500%		07/30/29	1.32%
TOTAL FIXED RATE UNSECURED NOTES		$1,050,000	6.122%			55.34%
CAPITAL LEASES		$28,401	7.500%		06/20/31	1.50%
TOTAL FIXED RATE DEBT		$1,591,345	6.622%			83.87%
Variable Rate Debt (4):
Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	2.370%		12/01/06	0.76%
Highland Commons	GE Financial Assurance	3,733	6.375%		12/01/09	0.20%
Lexington Road Plaza	Great Northern Insured Annuity	6,735	7.375%		09/01/11	0.35%
TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$24,968	4.319%			1.32%
Credit Facilities
$350 Million Revolving Credit Facility	Bank of America	$131,000	2.019	%(5)	06/30/07	6.90%
$150 Million Secured Term Loan Facility	Bank of America	150,000	2.219%		06/30/07	7.91%
TOTAL CREDIT FACILITIES		$281,000	2.126%			14.81%
TOTAL VARIABLE RATE DEBT		$305,968	2.304%			16.13%
TOTAL DEBT		$1,897,313	5.926%			100.00%
Net Unamortized Premiums on Mortgages		$15,210
Net Unamortized Discount on Notes		(5,199)
Impact of Swap Agreements on Notes (1)		(1,048)
TOTAL DEBT - NET		$1,906,276

(1) The Company has entered into a two-year reverse swap agreement with Bank of America related to $50.0 million outstanding under its 6.88%, 7-Year Unsecured Notes maturing October 15, 2004.  Under the agreement, Bank of America will pay to the Company the difference between the fixed rate of the swap, 4.357%, and the floating rate option, which is the 6-month LIBOR rate, in arrears.

(2) On February 6, 2004, the Company issued $150 million aggregate principal amount of unsecured, 7-year fixed rate notes with a coupon of 4.5%.  As of June 30, 2004, the Company has interest rate swaps that effectively convert the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 39 basis points over the 6-month LIBOR rate.

(3) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes.  The notes are convertible into New Plan common stock, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(4) The Company incurs interest on these obligations using either the 30-day LIBOR rate or Moody’s A Corporate Bond Index which were 1.37% and 5.91%, respectively, as of June 30, 2004, plus spreads ranging from 65 to 375 basis points, as determined by the applicable loan agreement.

(5) In addition to the stated interest rate, the Company also incurs an annual facility fee of 20 basis points.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(In thousands)

	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2004	$7,662	$75,000		$82,662	4.36%
2005	15,657	158,132		173,789	9.16%
2006	15,719	28,034		43,753	2.31%
2007	15,025	586,573	(1)	601,598	31.71%
2008	13,057	174,325		187,382	9.88%
2009	11,020	166,985		178,005	9.38%
2010	10,065	51,180		61,245	3.23%
2011+	109,580	459,299		568,879	29.98%
	$197,785	$1,699,528		$1,897,313	100.00%

Net Unamortized Premiums on Mortgages				$15,210
Net Unamortized Discount on Notes				(5,199)
Impact of Swap Agreements on Notes				(1,048)
TOTAL DEBT - NET				$1,906,276

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	7.8 years	3.1 years	7.0 years
Excluding capital leases and credit facilities	7.4 years	4.2 years	7.4 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (2)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	51%	Yes
Total secured debt to total asset value	< 40%	19%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	205%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	262%	Yes

Unencumbered Properties Summary:

	# of Properties	GLA
Unencumbered properties	274	37,810
Encumbered properties	104	14,824
	378	52,634

(1) Scheduled maturities include $281.0 million representing the balance of the $350 million revolving credit facility drawn as of June 30, 2004 and maturing June 30, 2007, with a one-year extension option, and the balance of the $150 million secured term loan drawn as of June 30, 2004 and maturing June 30, 2007.

(2) For a complete listing of Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

2004 Acquisitions

	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Anchor Tenants	Year Built (4)

Property Acquisitions
1Q 2004
New Britain Village Square	S	Chalfont, PA	01/09/04	$23,387,877	8.6%	$2,019,000	143,716	97%	Genuardi’s Family Market	1989
Clearwater Mall (5)	S	Clearwater, FL	01/30/04	30,000,000	8.0%	2,400,000	285,515	91%	Linens N’ Things, Ross	2003
Elk Grove Town Center	S	Elk Grove Village, IL	01/30/04	21,000,000	8.5%	1,791,000	131,849	100%	Dominick’s Foods, Walgreen	1998
Villa Monaco	S	Denver, CO	02/19/04	12,000,000	8.9%	1,071,000	122,213	91%	King Soopers	1978
Florence Square	S	Florence, KY	03/17/04	39,475,000	8.9%	3,517,000	361,251	95%	HomeGoods, Kroger, National Amusement, Staples, TJ Maxx	2000
Total				$125,862,877	8.6%	$10,798,000	1,044,544

2Q 2004
Unity Plaza (6)	L	East Fishkill, NY	04/28/04	$6,000,000	—	—	11 acres	—	-	—
Stockbridge Village	S	Stockbridge, GA	04/29/04	23,750,000	9.5%	$2,250,000	188,203	99%	Kroger	1991
Total				$29,750,000	—	$2,250,000	188,203
		2004 Total Acquisitions		$155,612,877	—	$13,048,000	1,232,747

(1) L - Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Acquired the remaining 50 percent interest in the property.  Cap-rate and NOI calculated on a stabilized basis.

(6) The Company will develop an approximately 70,000 square foot shopping center anchored by a 47,500 square foot A&P Food Market, which has received all required permits and approvals to commence development.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

2004 Dispositions and Transfers To Joint Ventures

	Property Type (1)	Location	Sale Date	Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)

Transfers to Joint Ventures
2Q 2004
Villa Monaco (5)	O	Denver, C0	06/01/04	$10,800,000	$10,800,000	$—	8.9%	$963,900	122,213	92%	1978

Property Dispositions
1Q 2004
Land at Westgate	L	Dublin, GA	01/09/04	$1,250,000	$781,840	$468,160	—	—	11.8 acres	—	—
Brookshire’s (lease assigned from Safeway)	T	West Monroe, LA	01/27/04	2,000,000	1,843,600	156,400	9.9%	$198,000	41,293	100%	1981
Edgebrook Plaza	S	Houston, TX	03/18/04	6,050,000	5,260,080	789,920	9.1%	551,000	100,170	96%	1987
				$9,300,000	$7,885,520	$1,414,480	—	$749,000	141,463

2Q 2004
Northern Automotive	T	Hastings, NE	04/21/04	$400,000	$420,810	$(20,810)	12.3%	49,295	4,000	100%	1988
Eastgate Shopping Center	S	Lake Wales, FL	04/30/04	1,525,000	1,650,970	(125,970)	—	(62,504)	102,161	7%	1994
Outparcel at Superior Marketplace	P	Superior, CO	05/21/04	775,000	711,910	63,090	—	—	1 acre	—	—
Sun Valley Plaza	S	Mesa, AZ	06/04/04	3,100,000	5,727,640	(2,627,640)	3.6%	112,240	107,405	37%	1981
Genzyme Corp.	M	Scottsdale, AZ	06/28/04	1,450,000	2,258,940	(808,940)	—	—	21,560	100%	1971
Whitestown Plaza	S	Whitesboro, NY	06/28/04	2,750,000	4,075,770	(1,325,770)	4.9%	134,481	80,612	73%	1986
				$10,000,000	$14,846,040	$(4,846,040)	—	$233,512	315,738
		2004 Total Dispositions		$30,100,000	$33,531,560	$(3,431,560)	—	$1,946,412	579,414

(1) M - Miscellaneous, L - Land, O - Ownership Interest, P - Outparcel, S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Transfer of 90 percent of the Company’s ownership interest to CA New Plan Venture Fund.  Cap-rate and NOI calculated on a pro rata share.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Current Redevelopment / Outparcel Development Activities

					Construction
	Location	Project Description	Adjusted GLA	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost (2)
Redevelopment Activities

Paseo del Norte	Albuquerque, NM	Develop shopping center and replace anchor tenant	58,000	73%	Jul-02	Jul-04	90%	$2,838,707	11.0%
Superior Marketplace	Superior, CO	Completion of Phase I development and Phase II development	295,602	99%	Aug-02	Jul-04	80%	20,200,000	11.9%
Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building and 13,200 SF outparcel building	255,391	83%	Mar-03	Oct-04	75%	4,952,500	9.4%
Ivyridge	Philadelphia, PA	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	107,316	78%	Apr-03	Feb-05	25%	7,800,000	10.0%
Columbus Center	Columbus, IN	Sale of 12 acres of land to Target for a 126,000 SF store and façade renovation	147,602	73%	May-03	Nov-04	55%	4,107,345	12.4%
Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 12,800 SF of new retail space	183,139	90%	May-03	Jan-05	35%	2,990,205	10.3%
Cave Spring Corners	Roanoke, VA	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	147,039	71%	May-03	Jan-05	30%	2,092,753	13.0%
Sunshine Square	Medford, NY	Construction of a new 65,000 SF Stop & Shop and façade renovation	230,235	93%	Jun-03	Jan-05	25%	4,796,792	15.2%
The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	299,798	74%	Jul-03	May-05	49%	20,000,000	10.5%
Galleria Commons	Henderson, NV	Redevelopment of former House To Home with a 85,000 SF Burlington Coat Factory and additional retail shops	111,819	83%	Jul-03	Nov-04	55%	3,542,363	11.0%
Metro 580	Pleasanton, CA	Construction of a 88,000 SF Kohl’s and reconfigure the remaining anchor space	156,123	100%	Sep-03	Dec-04	35%	4,592,467	11.9%
J*Town Center	Jeffersontown, KY	Phase II of reconfiguration of shopping center with façade renovation of the main building and reposition of shopping center into multi-use retail / office	192,985	42%	Sep-03	Sep-05	45%	4,193,100	14.0%
Irving West	Irving, TX	Re-tenant former Winn-Dixie with specialty grocer and renovate existing small shop space	70,056	95%	Oct-03	Oct-04	70%	1,650,859	14.4%
Bethel Park	Bethel Park, PA	Replacement and expansion of former Ames to accommodate a new 98,462 SF Wal-Mart and increased lease commitment and addition of fuel center at existing Giant Eagle	227,293	98%	Nov-03	Jul-04	40%	1,281,389	10.1%
South Plaza	Norwich, NY	Redevelopment of former Ames with a 29,272 SF Tractor Supply and 10,000 SF of retail shops	143,665	70%	Dec-03	Sep-04	30%	990,414	13.3%
Bay Forest	Houston, TX	Expansion of Kroger to 65,000 SF and redevelopment of shopping center	71,469	100%	Dec-03	Nov-04	10%	692,493	11.9%
Northeast Plaza	Atlanta, GA	Remerchandising of shopping center with additional anchor tenants and shopping center renovation	431,089	89%	Jan-04	Nov-04	20%	4,212,090	11.6%
Washtenaw Fountain Plaza	Ypsilanti, MI	Redevelopment of former Builders Square with a multi-tenant building	136,103	78%	Jan-04	Aug-04	25%	1,383,776	10.0%
Rockland Plaza	Nanuet, NY	Expansion of Marshalls by 10,000 SF, replacement of 18,000 SF Odd-Job with Petco and shopping center renovation	248,067	95%	Jan-04	Oct-04	20%	3,392,383	12.5%
Brentwood Plaza	Cincinnati, OH	Construction of a new 69,133 SF Kroger and shopping center renovation	221,700	94%	Jan-04	Jan-05	20%	6,692,734	10.6%
Island Plaza	James Island, SC	Remerchandise former Kmart with a multi-tenant building	167,101	100%	Jan-04	Oct-04	30%	1,883,764	10.5%
Festival Centre	North Charleston, SC	Addition of two new anchors, remerchandise small shop space and shopping center renovation	322,876	93%	Jan-04	Nov-04	20%	2,443,330	13.0%
Western Village	Cincinnati, OH	Construction of a new 76,000 SF Kroger and 30,000 SF of retail shops	115,450	77%	Feb-04	Jun-05	10%	5,802,868	11.1%
Transit Road Plaza	Lockport, NY	Remerchandise former Kmart with a multi-tenant building	138,120	60%	Mar-04	Feb-05	10%	3,939,288	10.3%
Southgate (4)	New Port Richey, FL	Construction of a new 44,841 SF Publix and 3,194 SF of retail shops and shopping center renovation	258,403	97%	May-04	Jan-05	25%	6,799,124	10.6%
Orange Grove (4)	Houston, TX	Redevelopment of former Kmart anchored shopping center with the construction of a new 35,277 SF 24 Hour Fitness, 8,000 SF of new retail shops and the addition of a 93,633 SF Floor & Décor	188,698	84%	May-04	Feb-05	10%	5,896,546	10.5%
Regency Park (4)	Jacksonville, FL	Phase II redevelopment of former Service Merchandise with the addition of a new 47,200 SF American Signature, reconfiguration of shop space into a 4,816 SF retail space and shopping center renovation	329,398	95%	Jun-04	Dec-04	10%	2,207,086	10.5%
Hampton Village Centre (4)	Rochester Hills, MI	Redevelopment and renovation of former Farmer Jack anchored wing of shopping center to accommodate a new 45,000 SF Best Buy	460,219	99%	Jun-04	Feb-05	10%	2,695,098	11.1%
Colonial Marketplace (4)	Orlando, FL	Redevelopment and renovation of shopping center with a new 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	140,622	39%	Jul-04	May-05	0%	7,956,483	11.0%
Wallkill Plaza (4)	Middletown, NY	Redevelopment of former Bradlees into a multi-tenant retail building anchored by a 58,931 SF Ashley Furniture and shopping center renovation	203,234	97%	Jul-04	Mar-05	0%	3,071,729	11.0%
Sharpstown Office Building (4)	Houston, TX	Redevelopment of former office building into a shopping center anchored by a new 33,177 SF Circuit City and 9,947 SF of retail shops	43,124	0%	Jul-04	Mar-05	0%	5,347,799	11.2%

	Location	Project Description	Adjusted GLA	Percent Leased (1)	Construction			Expected Total Project Cost	Expected Stabilized Return on Cost (2)
					Expected Start Date	Expected Completion Date	Percent Complete
Heritage Square (4)	Dover, OH	Redevelopment of former Fleming with a 66,544 SF Giant Eagle and reconfiguration and renovation of shopping center	182,132	70%	Aug-04	Dec-04	0%	341,748	12.0%
							Total / Average	$150,787,233	11.5%
Outparcel Development Activities
Ridgeview Centre	Wise, VA	Construction of a 10,700 SF Social Security office	187,400	99%	Jan-04	Feb-05	10%	$1,592,813	10.7%
Sun Plaza (4)	Ft. Walton Beach, FL	Construction of a 3,300 SF Moe’s Southwest Grill	158,118	100%	Jun-04	Feb-05	10%	603,986	10.4%
							Total / Average	$2,196,799	10.6%
Joint Venture Redevelopment Activities
Clinton Crossing	Clinton, MS	Redevelopment of former Wal-Mart with a new 46,873 SF Winn-Dixie and 14,000 SF of retail shops	101,073	100%	Apr-04	Jan-05	5%	$6,837,878	14.9%
Marrero Shopping Center (4)	Marrero, LA	Expansion of Winn-Dixie to 44,000 SF	69,259	68%	Jul-04	Mar-05	0%	5,475,000	10.2%
							Total / Average	$12,312,878	12.5%
New Development Activities
Unity Plaza (4)	East Fishkill, NY	Development of a 70,000 SF shopping center anchored by A&P Food Market	70,000	—	May-04	Nov-05	10%	$13,961,504	10.0%

	Location	Project Description	GLA	Percent Leased (1)	Construction			Expected Total Project Cost	Expected Stabilized Return on Cost (2)
					Start Date	Completion Date	Percent Complete
Completed 2004 Redevelopment / Outparcel Development Activities
Sun Plaza	Ft. Walton Beach, FL	Construction of a new 44,480 SF Publix and 4,200 SF of retail shops	158,118	100%	Feb-03	Jan-04	100%	$4,446,923	12.1%
Westgate	Dublin, GA	Sale of land to Home Depot for construction of a 95,000 SF store and construction of 19,000 SF of retail shops and outparcel leased to McDonald’s	118,694	93%	Feb-03	Jan-04	100%	2,040,807	10.8%
Perry Marketplace	Perry, GA	Redevelopment of former Kmart into a multi-tenant building	179,973	96%	Apr-03	Jan-04	100%	1,182,609	11.9%
Westgate Manor	Rome, NY	Expansion of shopping center by 10,000 SF to accommodate Big Lots expansion	75,813	95%	Oct-03	Feb-04	100%	589,019	10.6%
Colonial Marketplace	Orlando, FL	Purchase adjacent 7,200 SF building to lease and renovate	140,622	39%	Mar-03	Apr-04	100%	1,539,000	12.1%
Fashion Corner	Saginaw, MI	Phase III re-tenanting of former Kids R Us and combining of adjacent spaces to create two new anchor stores and façade renovation of that area	189,260	77%	Sep-03	Apr-04	100%	1,069,000	11.5%
Moundsville Plaza	Moundsville, WV	Construction of a 5,400 SF Blockbuster	176,446	83%	Jul-03	Apr-04	100%	761,984	11.3%
New Chastain Corners	Marietta, GA	Increased lease commitment and renovation of existing Kroger, development of outparcel with Bank Of America and shopping center renovation	108,380	96%	Oct-03	May-04	100%	488,245	12.9%
Northland	Watertown, NY	Construction of a 11,500 SF Kinney Drug	131,982	29%	Jul-03	May-04	100%	1,328,026	12.3%
Maplewood Mall	Houston, TX	Eliminate enclosed mall area to increase parking and tenant visibility and re-tenant space	94,910	85%	Oct-03	May-04	100%	1,845,737	11.0%
Wisteria Village	Snellville, GA	Replacement and expansion of former Winn-Dixie by 12,000 SF to accommodate a new 57,425 SF Hobby Lobby	173,152	99%	Jan-04	Jun-04	100%	1,153,810	10.0%
Chapman Square	Knoxville, TN	Renovation and expansion of existing Kroger and shopping center redevelopment	53,591	71%	Oct-03	Jun-04	100%	726,286	13.5%
Clear Lake Camino South	Houston, TX	Construction of a new 14,471 SF freestanding Eckerd, re-leasing of former grocer space and re-tenanting	112,803	98%	Jun-03	Jun-04	100%	4,918,640	12.1%

							Total / Average	$22,090,086	11.7%
							TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES	$201,348,500	11.5%

(1) Includes all leases in effect at June 30, 2004, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.  Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales.

(4) Indicates project added during 2Q 2004.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Property Type Summary

(Includes 100 Percent of Joint Venture Projects)

	# of Properties	GLA	Leased GLA	ABR

COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	320	43,835,851	40,617,620	$322,929,413
Single Tenant Properties	15	461,862	413,862	2,625,962
Enclosed Malls / Specialty Retail Properties	4	1,734,036	1,191,209	14,021,539
Miscellaneous Properties	7	13,200	13,200	33,132
	346	46,044,949	42,235,891	$339,610,046

Redevelopment Properties
Community and Neighborhood Shopping Centers	32	6,588,965	5,551,926	$40,926,547

COMPANY TOTAL PORTFOLIO	378	52,633,914	47,787,817	$380,536,593

Joint Venture Projects (1)
Stabilized Properties	21	4,051,013	3,906,090	$45,847,869
Redevelopment Properties (2)	2	95,459	73,154	603,182
	23	4,146,472	3,979,244	$46,451,051

TOTAL PORTFOLIO	401	56,780,386	51,767,061	$426,987,644

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	341	47,886,864	44,523,710	$368,777,282
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	34	6,684,424	5,625,080	41,529,729
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	375	54,571,288	50,148,790	410,307,011

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (3)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	30,919,521	61.7%	$188,265,040	$6.09	45.9%
Non-anchor Tenants	19,229,269	38.3%	222,041,971	11.55	54.1%
	50,148,790	100.0%	$410,307,011	$8.18	100.0%

(1) All projects are community and neighborhood shopping centers.

(2) Includes CA New Plan Venture Fund Redevelopment Properties.

(3) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Property Type Summary

(Includes Pro Rata Share of Joint Venture Projects)

					ABR		Quarterly NOI (1) (2)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Company ABR	Amount	Percent of Company NOI

COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	320	43,835,851	92.7%	40,617,620	$322,929,413	82.8%	$73,970,334	86.8%
Single Tenant Properties	15	461,862	89.6%	413,862	2,625,962	0.7%	575,006	0.7%
Enclosed Malls / Specialty Retail Properties	4	1,734,036	68.7%	1,191,209	14,021,539	3.6%	2,421,212	2.8%
Miscellaneous Properties	7	13,200	100.0%	13,200	33,132	0.0%	42,556	0.0%
	346	46,044,949	91.7%	42,235,891	$339,610,046	87.1%	$77,009,108	90.4%

Redevelopment Properties
Community and Neighborhood Shopping Centers	32	6,588,965	84.3%	5,551,926	$40,926,547	10.5%	$8,212,796	9.6%

COMPANY TOTAL PORTFOLIO	378	52,633,914	90.8%	47,787,817	$380,536,593	97.6%	$85,221,904	100.0%

Joint Venture Projects (3)
Stabilized Properties	21	784,604	96.6%	757,551	$9,338,331	2.4%
Redevelopment Properties (4)	2	9,546	76.6%	7,315	60,318	0.0%
	23	794,150	96.3%	764,866	$9,398,649	2.4%

TOTAL PORTFOLIO	401	53,428,064	90.9%	48,552,683	$389,935,242	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	341	44,620,455	92.7%	41,375,171	$332,267,744
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	34	6,598,511	84.3%	5,559,241	40,986,865
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	375	51,218,966	91.6%	46,934,412	373,254,609

(1) NOI is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and includes NOI from properties classified as discontinued operations under SFAS 144.The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

(2) Data includes approximately $224,000 of Quarterly NOI from properties classified as discontinued operations under SFAS 144, and excludes approximately $434,000 of Quarterly NOI attributable to joint venture properties consolidated under the provisions of FIN 46.

(3) All projects are community and neighborhood shopping centers.

(4) Includes CA New Plan Venture Fund Redevelopment Properties.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Properties by State / Region

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	7	90.3%	760,014	1.4%	1.1%
Arizona	5	87.5%	806,208	1.5%	1.6%
Arkansas	2	96.6%	237,991	0.4%	0.4%
California	15	89.9%	2,576,579	4.8%	6.8%
Colorado	6	99.6%	996,159	1.9%	2.7%
Delaware	2	94.9%	135,784	0.3%	0.1%
Florida	35	88.4%	5,332,943	10.0%	11.2%
Georgia	36	93.0%	3,782,260	7.1%	6.5%
Illinois	8	86.2%	1,393,984	2.6%	3.1%
Indiana	10	86.0%	1,344,487	2.5%	1.6%
Iowa	3	95.2%	550,493	1.0%	0.8%
Kentucky	12	91.9%	2,166,453	4.1%	3.7%
Louisiana	6	96.7%	703,974	1.3%	0.8%
Maryland	2	90.5%	282,336	0.5%	0.5%
Massachusetts	2	99.1%	348,917	0.7%	0.5%
Michigan	19	95.0%	2,924,526	5.5%	6.2%
Minnesota	1	100.0%	55,715	0.1%	0.1%
Mississippi	2	100.0%	90,341	0.2%	0.1%
Nevada	3	87.6%	586,126	1.1%	1.2%
New Jersey	6	97.0%	879,200	1.6%	2.0%
New Mexico	3	86.0%	119,101	0.2%	0.1%
New York	26	84.3%	3,555,288	6.7%	5.6%
North Carolina	15	95.0%	1,893,983	3.5%	3.0%
Ohio	23	90.3%	3,752,065	7.0%	6.5%
Pennsylvania	16	87.0%	2,598,337	4.9%	5.5%
Rhode Island	1	100.0%	148,258	0.3%	0.3%
South Carolina	7	96.3%	793,523	1.5%	1.2%
Tennessee	15	95.6%	1,882,236	3.5%	3.1%
Texas	90	89.6%	9,409,443	17.6%	18.1%
Utah	3	99.0%	607,075	1.1%	1.0%
Virginia	13	93.5%	1,739,022	3.3%	3.1%
West Virginia	3	91.5%	356,721	0.7%	0.6%
Wisconsin	3	94.0%	458,372	0.9%	0.7%
Wyoming	1	89.6%	160,150	0.3%	0.2%

	401	90.9%	53,428,064	100%	100%

Region (1)
East	105	90.6%	14,897,822	27.9%	26.0%
Midwest	68	91.0%	10,639,792	19.9%	19.3%
South	193	90.8%	22,199,202	41.5%	41.3%
West	35	91.9%	5,691,248	10.7%	13.4%

	401	90.9%	53,428,064	100%	100%

(1) NCREIF Regions

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Same Property NOI Analysis

(In thousands, except property statistics)

	Three Months Ended		Percent	Three Months Ended		Percent
	06/30/04	06/30/03	Change	03/31/04	03/31/03	Change
Analysis Specific Property Statistics (1):
Number of properties included in analysis	307	307		309	309
Gross leasable area	41,860,398	41,860,398		40,988,528	40,988,528
Percent leased	92.7%	93.0%	-0.3%	92.0%	93.4%	-1.4%

Termination Fees: (2)	$(32)	$47		$19	$458

Rental revenues	$93,928	$95,136	-1.3%	$96,406	$95,819	0.6%
Rental operating expenses	27,097	28,769	-5.8%	30,495	30,149	1.1%
SAME PROPERTY NOI (GAAP BASIS)	$66,831	$66,367	0.7%	$65,911	$65,670	0.4%
Operating margin (GAAP basis)	71.2%	69.8%	1.4%	68.4%	68.5%	-0.2%
Straight-line rent adjustment	1,222	1,255	-2.6%	1,249	1,173	6.5%
SAME PROPERTY NOI	$65,609	$65,112	0.8%	$64,662	$64,497	0.3%
Operating margin	69.9%	68.4%	1.4%	67.1%	67.3%	-0.2%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$93,928	$95,136		$96,406	$95,819
Non-same property rental revenues	30,279	26,250		30,345	25,497
TOTAL RENTAL REVENUES	124,207	121,386		126,751	121,316
Same property rental operating expenses (1)	27,097	28,769		30,495	30,149
Non-same property rental operating expenses	10,762	11,253		10,713	10,361
TOTAL RENTAL OPERATING EXPENSES	37,859	40,022		41,208	40,510

TOTAL NOI (1)	86,348	81,364		85,543	80,806

SAME PROPERTY JOINT VENTURE NOI (1)	916	901		1,118	1,027
CONSOLIDATED NOI	85,432	80,463		84,425	79,779

Total other income	2,409	3,120		2,768	3,833
Total other expenses	(53,532)	(47,668)		(52,560)	(48,923)
Gain on sale of real estate	—	—		1,217	—
Impairment of real estate	—	(1,124)		—	—
Minority interest in income of consolidated partnership and joint ventures	(476)	(375)		(260)	(401)
Income from discontinued operations	(917)	(1,887)		1,807	901
NET INCOME	$32,916	$32,529		$37,397	$35,189

(1) Includes pro rata share of same property joint venture projects.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  Net Operating Income (“NOI”) is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same Property NOI excludes the NOI of properties that have undergone or are undergoing redevelopment during the applicable periods, as well as properties acquired or disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Top Ten Tenants

	Tenant	Number of Leases	GLA	GLA as a Percentage of Total Portfolio GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co. (1)	47	2,366,337	4.4%	$15,483,409	4.0%
2	Wal-Mart Stores (2)	29	3,252,798	6.1%	13,454,209	3.5%
3	Kmart Corporation	29	2,659,362	5.0%	10,617,645	2.7%
4	Ahold USA (3)	21	1,080,238	2.0%	8,531,886	2.2%
5	The TJX Companies (4)	33	1,029,992	1.9%	6,937,760	1.8%
6	Winn-Dixie Stores (5)	21	837,044	1.6%	5,234,629	1.3%
7	J.C. Penney Company (6)	44	769,341	1.4%	5,169,406	1.3%
8	Publix Super Markets	20	749,932	1.4%	5,121,238	1.3%
9	Delhaize America (7)	24	786,681	1.5%	4,961,452	1.3%
10	Safeway, Inc. (8)	12	522,935	1.0%	4,564,094	1.2%
		280	14,054,660	26.3%	$80,075,728	20.5%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes BI-LO, Food Max, Giant Food, Martin’s, Stop & Shop and Tops Market.

(4) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes SaveRite and Winn-Dixie.

(6) Includes Eckerd and JCPenney.

(7) Includes Food Lion, Harveys and Kash n’ Karry.

(8) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

New Lease Summary

NEW LEASE SUMMARY

	Number	GLA	Total New ABR	Tenant Improvements Committed	Leasing Commissions
1Q 2004	164	964,036	$7,938,803	$2,257,352	$957,257
psf			8.23	2.34	0.99
2Q 2004	159	952,894	9,999,519	4,148,968	776,760
psf			10.49	4.35	0.82

2004 Total	323	1,916,930	$17,938,322	$6,406,320	$1,734,017
psf			9.36	3.34	0.90

RENEWAL LEASE SUMMARY (1)

			Total Former ABR	Total New ABR	Increase/(Decrease)
	Number	GLA			Total Dollar	Percent
1Q 2004	173	575,060	$5,855,999	$6,170,759	$314,760	5.4%
psf			10.18	10.73	0.55
2Q 2004	208	917,298	8,749,749	9,356,171	606,422	6.9%
psf			9.54	10.20	0.66

2004 Total	381	1,492,358	$14,605,748	$15,526,930	$921,182	6.3%
psf			9.79	10.40	0.62

(1) Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in effect at March 31, 2004 and June 30, 2004, including those that are fully executed, but not yet open.

ABR is presented on a cash basis.

Includes 100 percent of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Lease Expiration Schedule

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2004	766	2,452,836	5.05%	$8.26	5.20%
2005	1191	5,256,624	10.83%	8.13	10.97%
2006	1174	5,259,619	10.83%	8.76	11.82%
2007	1047	5,082,823	10.47%	8.77	11.43%
2008	864	4,891,798	10.08%	8.48	10.64%
2009	609	4,606,453	9.49%	8.06	9.52%
2010	219	3,113,386	6.41%	7.22	5.77%
2011	165	2,397,167	4.94%	8.01	4.93%
2012	131	1,302,660	2.68%	9.01	3.01%
2013	151	2,219,910	4.57%	7.75	4.41%
2014+	371	11,969,407	24.65%	7.27	22.32%
	6,688	48,552,683	100.0%	$8.03	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)

Stabilized Properties

	Community and Neighborhood Shopping Centers
1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$380,318	Big B Drugs,Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	974,590	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	67%	930,435	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,431,181	Wal-Mart
5	Conway Towne Center	Conway	AR	1986	12/12/02	177,149	95%	1,166,054	JC Penney	Office Depot
6	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	93%	1,149,931	Food City
7	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	86%	601,200	Kmart
8	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	98%	739,984	Food City
9	Metro Marketplace	Phoenix	AZ	2001	06/21/91	251,175	74%	1,948,427	Office Max, Toys R Us
10	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,625,934	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart
11	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	96%	1,981,831	Circuit City, Longs Drugs	Mervyn’s
12	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	472,502	-
13	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,264	100%	1,560,596	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
14	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%	697,338	Big Lots, Kmart
15	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	93%	1,947,150	Home Depot, PETsMART, Smart & Final	Mervyn’s
16	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	78%	849,152	United Artists
17	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	91%	742,976	Big Lots, Grocery Outlet	In Shape Health Club
18	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	98%	3,076,116	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
19	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	100%	810,648	Albertsons, Kmart, Rite Aid
20	Rose Pavilion	Pleasanton	CA	1994	02/27/98	292,848	90%	4,533,549	Levitz Furniture, Macy’s Home Store	Long’s Drugs
21	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	100%	1,990,646	T.J. Maxx	Ralphs, Rite Aid
22	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	98%	1,643,680	Big Lots, PETCO, Rite Aid, Trader Joe’s	Michaels
23	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	94%	2,294,019	Stater Bros., Stein Mart
24	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	474,117	Arc Thrift Store, King Soopers
25	Aurora Plaza	Aurora	CO	1996	12/12/02	161,541	100%	938,707	Big Lots, King Soopers, Latino Cinema
26	Westminster City Center	Westminster	CO	1996	12/16/97	341,600	100%	4,472,981	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordmans
27	Brooksville Square	Brooksville	FL	1987	03/28/94	191,202	49%	820,001	Publix, Walgreens
28	Clearwater Mall	Clearwater	FL	2003	01/30/04	285,515	95%	4,715,211	Linens N’ Things, Ross	Costco, Lowe’s, Target
29	Coconut Creek	Coconut Creek	FL	2002	03/01/02	264,846	83%	2,601,559	Big Lots, Publix
30	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,301,527	Kmart, Publix
31	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	97%	1,075,197	Bealls Outlet, Big Lots, Publix
32	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	153,718	100%	1,332,855	Circuit City, Office Depot, Publix, T.J. Maxx
33	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	93%	862,482	Family Dollar, Winn-Dixie
34	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	628,573	Eckerd, Family Dollar, Winn-Dixie
35	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	100%	764,282	Kash n’ Karry
36	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	91%	644,428	International Super Buffet
37	Miami Gardens	Miami	FL	1996	10/06/97	244,719	99%	2,287,849	Kmart, Ross, Winn-Dixie
38	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,750,065	Kmart, Publix
39	Presidential Plaza	North Lauderdale	FL	1995	04/18/97	88,306	97%	685,563	Family Dollar, Winn-Dixie
40	Silver Hills	Orlando	FL	1985	03/01/02	108,811	99%	493,358	AutoZone, Buddy’s Home, Winn-Dixie
41	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	96%	972,276	Publix
42	Panama City Square	Panama City	FL	1992	06/25/03	289,119	95%	1,665,622	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
43	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	93%	1,152,360	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
44	Riverwood	Port Orange	FL	1996	09/05/97	93,506	94%	478,566	Walgreens, Winn-Dixie
45	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	876,756	Burlington Coat Factory, T.J. Maxx
46	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	78%	922,775	Publix
47	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,165,522	Big Lots, Winn-Dixie
48	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	98%	737,640	Dollar Tree, Kash n’ Karry, Walgreens
49	Downtown Publix	Stuart	FL	2000	03/01/02	153,196	98%	1,247,723	Publix, Schumacher Music
50	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	127,965	71%	870,897	Publix
51	Albany Plaza	Albany	GA	1995	05/12/94	114,169	100%	668,480	Big Lots, Food Lion

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
52	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	408,844	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
53	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	93%	914,478	Belk’s, Harveys
54	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	100%	612,181	Bealls Outlet, Big Lots, Food Lion
55	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	100%	466,588	CVS, SaveRite
56	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	100%	518,369	Badcock Furniture, Kroger
57	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	100%	427,782	BI-LO, Family Dollar
58	Cordele Square	Cordele	GA	2002	07/11/90	128,927	95%	621,845	Belk’s, Goody’s, Harvey Foods
59	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	51%	70,315	Fred’s Dollar Store
60	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	99%	802,222	B.C. Moore, Wal-Mart
61	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%	759,498	Kmart, Winn-Dixie
62	Covington Gallery	Covington	GA	1991	12/30/93	174,857	98%	1,032,320	Ingles, Kmart
63	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	96%	517,574	BI-LO, Family Dollar
64	Midway Village	Douglasville	GA	1989	05/01/97	73,028	91%	489,052	SaveRite
65	Westgate	Dublin	GA	2004	07/11/90	118,694	93%	563,462	Beall’s, Big Lots, Food Max
66	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	98%	436,882	Marshalls
67	New Chastain Corners	Marietta	GA	2004	07/17/97	108,380	96%	1,005,029	Kroger
68	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	90%	1,635,931	Ace Hardware, Kroger
69	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	96%	426,789	Family Dollar, Marshalls
70	Merchants Crossing	Newnan	GA	1988	12/12/02	174,059	57%	686,994	Hastings, Kroger
71	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	96%	906,649	Ace Hardware, Bealls Outlet, Fred’s, Kroger
72	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	100%	590,639	SaveRite
73	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	69%	170,272	-	Wal-Mart
74	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	100%	907,140	Eisenhower Cinema, Food Lion
75	Victory Square	Savannah	GA	1998	07/02/92	168,514	78%	1,051,992	Food Lion, Scotty’s
76	Wisteria Village	Snellville	GA	2004	10/11/95	173,152	99%	728,797	Kmart
77	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	566,549	-
78	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	99%	2,622,709	Kroger
79	Tift-Town	Tifton	GA	1965	07/11/90	58,818	87%	226,404	Bealls Outlet, CVS, Family Dollar, Salvation Army
80	Westgate	Tifton	GA	1980	07/11/90	16,307	100%	142,100	-
81	Haymarket Mall	Des Moines	IA	2002	05/12/95	240,372	95%	1,216,866	Burlington Coat Factory, Hobby Lobby
82	Haymarket Square	Des Moines	IA	2002	05/12/95	269,803	94%	1,612,468	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
83	Festival Center	Bradley	IL	2000	12/12/02	63,796	23%	115,769	-
84	Southfield Plaza	Bridgeview	IL	2000	12/03/96	198,331	91%	1,804,055	Dominick’s Foods, Hobby Lobby
85	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%	391,970	Big Lots, Hobby Lobby
86	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	99%	2,011,433	Dominick’s Foods, Walgreen
87	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	448,456	Cub Foods, Stone’s Hallmark
88	Westridge Court	Naperville	IL	2002	07/18/97	454,183	86%	4,942,949	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre
89	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	90%	903,300	Jewel-Osco
90	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	662,124	CVS, Martin’s Super Market
91	Elkhart Market Centre	Goshen	IN	1994	12/12/02	349,115	99%	1,803,821	Sam’s Wholesale Club, Wal-Mart
92	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	97%	735,426	CVS, Fashion Bug Plus, Kroger
93	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	100%	404,075	Family Dollar, Lo Bill Foods, Murray’s
94	Jasper Manor	Jasper	IN	1990	02/18/92	194,120	82%	750,802	Holiday Foods, JC Penney, Kmart
95	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	90%	253,382	-	Wal-Mart
96	Town Fair	Princeton	IN	1991	02/09/93	119,439	100%	489,089	Goody’s, Kmart
97	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	90%	301,097	Buehler Foods	Big Lots
98	Wabash Crossing	Wabash	IN	1988	12/16/93	172,492	44%	524,853	-
99	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	96%	952,004	Goody’s, JC Penney, Kroger
100	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	98%	788,693	Kmart, Staples
101	Florence Plaza	Florence	KY	1985	12/12/02	170,404	100%	1,015,761	99 Center, Hobby Lobby, Rhodes Furniture	Toys R Us
102	Florence Square	Florence	KY	2000	03/17/04	361,251	95%	3,704,119	HomeGoods, Kroger, National Amusement, Staples, TJ Maxx
103	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	766,999	Food Lion, Kmart
104	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	99%	1,659,944	Wal-Mart
105	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody’s, Kmart, Kroger

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
106	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	94%	1,214,739	Kincaid Home Furnishings, Kroger
107	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	86%	356,157	Big Lots, Royal Garden Buffet
108	Towne Square North	Owensboro	KY	1988	12/12/02	163,252	96%	910,828	Books-A-Million, Hobby Lobby, Office Depot
109	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	98%	1,213,779	Kmart, Kroger
110	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn’s Appliance, Super 1 Foods
111	Desiard Plaza	Monroe	LA	1995	12/12/02	65,439	88%	297,452	Brookshire’s, Family Dollar
112	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	98%	675,154	Stage, Super 1 Foods
113	Lagniappe Village	New Iberia	LA	1990	07/01/98	220,225	95%	1,036,259	Big Lots
114	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	865,119	Kmart, Super 1 Foods
115	Points West	Brockton	MA	1984	12/12/02	144,042	100%	868,902	HomeGoods, Ocean State Job Lot
116	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	99%	1,257,655	Stop & Shop
117	Liberty Plaza	Randallstown	MD	1983	05/12/95	215,634	88%	1,454,321	Marshalls
118	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	66,702	98%	609,940	Family Dollar, Martin’s
119	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	98%	1,592,860	Dunham’s, Kmart
120	Grand Crossing	Brighton	MI	1994	01/03/03	77,956	97%	691,273	ACO Hardware, VG’S Food
121	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	100%	687,156	Farmer Jack
122	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food
123	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	237,985	D&W Food Center, Glik’s
124	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	100%	836,618	D&W Food Center, Powerhouse Gym
125	Kentwood	Kentwood	MI	1987	01/03/03	78,007	100%	568,383	D&W Food Center, Spartan Stores Credit Union, Video Master
126	Delta Center	Lansing	MI	2003	12/12/95	186,246	98%	1,934,933	Bed,Bath and Beyond, Pet Food Warehouse, T.J. Maxx
127	Fashion Corner	Saginaw	MI	2004	12/12/95	189,260	77%	1,300,642	Bed, Bath & Beyond, Best Buy, Dunham’s
128	Green Acres	Saginaw	MI	1995	12/12/02	271,506	88%	1,590,655	A.J. Wright, Big Lots, Farmer Jack
129	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	1,962,998	Gander Mountain, Michaels, Old Navy, TJ Maxx
130	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	95%	1,032,882	Dollar Castle, Farmer Jack	Burlington Coats, Marshalls
131	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,328,115	Murray’s Auto Parts, Sears Hardware, VG’S Food
132	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	100%	766,536	Babies R Us, Bed, Bath & Beyond, Dunham’s
133	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	98%	519,410	Martin’s Supermarket
134	Westland Crossing	Westland	MI	1999	11/16/99	141,738	88%	1,237,338	Grand Prix of America, Michaels	Toys R Us
135	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	100%	1,281,951	Busch Grocery, Wal-Mart
136	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	100%	473,523	Northwest Bookstore, Paper Warehouse, The Gym
137	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	351,136	Books-A-Million, Georgia Carpet Outlet, Office Depot
138	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	99%	464,696	Ingles	Wal-Mart
139	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	92%	594,594	Big Lots
140	Macon Plaza	Franklin	NC	2001	12/12/02	92,967	91%	366,214	BI-LO, Peebles
141	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	92%	244,574	Food Lion
142	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	88%	312,280	CVS, Food Lion	Wal-Mart
143	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	96%	700,492	Dollar Tree, Wal-Mart
144	Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	86%	504,086	-
145	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	86%	559,082	Belk-Yates, Variety Flea Mall
146	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	100%	2,077,543	Wal-Mart
147	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	94%	639,709	Eckerds, Lowes Food
148	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	97%	706,320	B.C. Moore, Food Lion, Wal-Mart
149	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	97%	989,561	Wal-Mart, Winn-Dixie	Belk’s
150	Parkway Plaza	Winston-Salem	NC	1990	12/12/02	286,405	97%	2,370,885	Comfort Home Furniture, Lowes Foods, Office Depot
151	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	927,628	Michaels, Natural Health Superstore, Office Max
152	Laurel Square	Brick	NJ	2003	07/13/92	246,235	97%	1,849,490	Kmart, Pathmark
153	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%	861,724	Hamilton Home Furnishings, Kmart
154	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	100%	1,146,763	Stop & Shop
155	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,068	95%	2,518,659	ShopRite
156	Tinton Falls Plaza	Tinton Falls	NJ	1998	01/30/98	100,582	92%	923,768	Burlington Coat Factory, Lifestyle Fitness	A&P
157	Dover Park Plaza	Yardville	NJ	2002	01/28/00	58,025	98%	514,315	CVS
158	Renaissance Center East	Las Vegas	NV	1981	10/17/96	142,370	90%	1,141,385	Albertsons
159	Kietzke Center	Reno	NV	1986	06/20/97	167,296	93%	1,130,422	Ric’s Furniture, Winans Furniture	Ashley Furniture

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
160	University Mall	Canton	NY	1967	01/01/76	81,027	100%	353,137	Rexford’s Hardware, Wisebuys
161	Cortlandville	Cortland	NY	2003	08/04/87	100,300	69%	209,880	Big Lots, Country Max, Kinney Drugs
162	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	596,895	Kmart, Office Max
163	D & F Plaza	Dunkirk	NY	1967	01/01/86	201,025	88%	878,137	Big Lots, Quality Markets
164	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
165	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	99%	1,456,872	Wal-Mart, Wegmans
166	Pyramid Mall	Geneva	NY	1990	08/03/93	239,500	57%	1,050,539	Big Lots, Tops Markets
167	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	100%	943,857	A.C. Moore, T.J. Maxx
168	Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	94%	1,644,840	Wal-Mart, Wegmans
169	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	99%	1,118,380	Eckerd, P&C Foods, T.J. Maxx
170	Shops at Seneca Mall	Liverpool	NY	1989	08/03/93	237,202	81%	1,056,939	Kmart
171	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,499,077	ShopRite, US Postal
172	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	34%	34,713	-
173	Oswego Plaza	Oswego	NY	1996	01/01/77	128,087	97%	603,148	Big Lots, JC Penney
174	Mohawk Acres	Rome	NY	1987	01/20/84	155,840	87%	758,228	-
175	Price Chopper Plaza	Rome	NY	1988	08/03/93	78,400	71%	363,380	Price Chopper
176	Westgate Manor	Rome	NY	2004	01/01/86	75,813	95%	435,153	Big Lots, Rome Cinemas
177	Northland	Watertown	NY	2004	01/01/73	131,982	29%	338,932	-
178	Ashland Square	Ashland	OH	1991	10/06/93	163,168	99%	950,819	Wal-Mart
179	Harbor Plaza	Ashtabula	OH	2003	02/20/91	51,794	77%	247,554	Harbor Market
180	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	98%	1,395,843	Circuit City, OfficeMax	Pat Catan’s Craft Centers
181	Delhi	Cincinnati	OH	2002	05/22/96	166,317	97%	1,461,069	Big Lots, Kroger
182	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	99%	2,447,306	Bova Furniture, Dillard’s, HomeGoods, Stein Mart, TJ Maxx
183	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	97%	541,802	Furniture & Mattress Dist. Center, Kroger
184	Crown Point	Columbus	OH	1998	07/23/98	147,427	96%	1,258,359	Kroger, Lombards
185	Greentree Shopping Center	Columbus	OH	1998	07/23/98	128,501	81%	971,045	Kroger
186	Karl Plaza	Columbus	OH	1992	12/12/02	99,044	98%	723,514	Staples, Super Seafood Buffet	Frank’s Nursery & Crafts
187	South Towne Centre	Dayton	OH	1994	03/27/92	316,169	98%	2,414,376	Borders, Burlington Coat Factory, Kmart, Value City Furniture
188	The Vineyards	Eastlake	OH	1989	12/12/02	144,220	100%	1,242,880	Goodwill, Tops Markets	Wal-Mart
189	Midway Crossing	Elyria	OH	1986	12/11/95	138,265	93%	959,548	Dunham’s, Jo-Ann Fabrics, TJ Maxx	Toys R Us
190	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	100%	2,746,104	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
191	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	457,672	Chief Supermarket, Rite Aid
192	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,146,718	Wal-Mart
193	Brice Park	Reynoldsburg	OH	1989	03/04/98	168,284	100%	1,778,990	Gregg Appliances, Michaels, Old Navy
194	Alexis Park	Toledo	OH	1988	12/12/02	258,942	75%	896,677	Value City
195	Glengary Shopping Center	Westerville	OH	1998	12/12/02	105,601	69%	568,416	Aldi
196	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	97%	1,427,753	Big Lots, Pathmark
197	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	97%	2,102,251	Genuardi’s Family Market
198	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, TJ Maxx
199	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	74%	1,473,920	Giant Food
200	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,425,260	Kmart, Weis Markets
201	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	401,560	Chuck E. Cheese, Dunham’s, Staples	Toys R Us, Wal-Mart
202	New Garden	Kennett Square	PA	2001	06/20/97	146,720	97%	647,924	Acme Markets, Big Lots
203	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	91%	855,771	Giant Food, Rent-To-Own
204	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	560,439	97%	6,034,206	Strawbridge’s
205	Hampton Square	Southampton	PA	2002	12/29/98	62,933	100%	693,051	Eckerds, Fresh Grocer
206	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	517,117	Hallmark, Redner’s Warehouse Market	Kmart
207	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,258	100%	1,256,521	Marshalls, Ocean State Job Lot, Stop & Shop
208	South Park	Aiken	SC	1991	12/12/02	55,583	100%	222,623	Fred’s, Goodwill Emporium
209	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	699,670	BI-LO
210	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	100%	328,390	Food Lion, Market Area Real Estate Sales
211	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	97%	393,823	Carolina Pet Supply, Eckerds, Food Lion, Musicans Supply
212	Remount Village	North Charleston	SC	1996	11/13/96	60,238	97%	532,571	BI-LO
213	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,088,634	BI-LO, Kmart

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
214	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	666,623	CVS, Winn-Dixie
215	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	296,732	Dollar General, Food Lion
216	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	87%	516,982	Dollar Tree, Stringer’s Restaurant, Winn-Dixie
217	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	98%	1,531,465	Kmart, Proffitt’s
218	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	90%	462,657	Food Lion	Wal-Mart
219	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	100%	1,792,440	Factory Direct Home Furnishing, Wal-Mart
220	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	88%	966,246	Goody’s, Wal-Mart
221	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	71%	358,143	Dollar Tree	Kroger
222	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	97%	321,957	Dollar General, Food Lion	The Crystal Company
223	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	925,239	Kroger
224	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	98%	627,020	Dollar Tree, Winn-Dixie
225	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	93%	324,993	BI-LO, Dollar Tree
226	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	98%	1,218,846	Wal-Mart
227	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	96%	1,134,502	Wal-Mart
228	Palm Plaza	Aransas	TX	1979	03/01/02	52,100	83%	288,401	Bealls (Stage), Family Dollar
229	Bardin Place Center	Arlington	TX	1993	10/06/97	310,334	99%	2,674,771	Hemispheres, Oshman’s	Hobby Lobby
230	Windsor Village	Austin	TX	1997	03/01/02	114,776	94%	779,153	Bealls (Stage), New Light Church
231	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	87%	805,547	-
232	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	464,774	H.E.B. Pantry Foods, ICI Paints
233	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	384,349	Food City, Family Dollar, Hancock Fabrics
234	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
235	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	769,222	Eckerd, H.E.B., Palais Royal
236	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Firestone, Kroger
237	Townshire	Bryan	TX	2002	03/01/02	136,693	83%	649,767	Albertsons, Tops Printing
238	Plantation Plaza	Clute	TX	1997	03/01/02	100,397	92%	767,939	Kroger, Walgreens
239	Culpepper Plaza	College Station	TX	1996	03/01/02	209,760	90%	1,494,344	Baskins
240	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%	1,109,760	Eckerd, Kroger
241	Carmel Village	Corpus Christi	TX	1993	03/01/02	86,678	93%	666,790	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
242	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	95%	1,977,342	Bealls (Stage), Hobby Lobby, Sutherland Lumber
243	Claremont Village	Dallas	TX	1976	03/01/02	66,980	97%	434,081	Family Dollar, Minyard’s
244	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	96%	460,629	Blockbuster, Carnival, Family Dollar
245	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	418,544	Minyard, O’Reilly’s Auto Parts
246	Webb Royal	Dallas	TX	1992	03/01/02	108,627	94%	772,779	Minyard, Nothing Over $1.00
247	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	92%	565,888	Malone’s
248	Wynnewood Village	Dallas	TX	1996	03/01/02	464,854	88%	3,557,113	Fallas Paredes, Kroger
249	Parktown	Deer Park	TX	1999	03/01/02	122,693	95%	788,160	Burke’s Outlet, Gerland’s, Walgreens
250	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	89%	436,450	Albertsons
251	Friendswood Square	Friendswood	TX	1979	03/01/02	64,038	33%	185,684	-
252	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	276,990	Family Dollar, Fiesta, Hi Style Fashion
253	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	87%	615,324	Cook Children’s Health Foundation, Minyard’s
254	Village Plaza	Garland	TX	2002	03/01/02	89,241	94%	783,636	Truong Nguyen Grocer
255	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	69%	154,308	Ace Hardware, Save-A-Lot
256	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	100%	1,088,996	Kroger
257	Antoine Square	Houston	TX	1974	03/01/02	54,512	14%	112,704	-
258	Beltway South	Houston	TX	1998	03/01/02	107,174	99%	851,062	Kroger
259	Braes Heights	Houston	TX	2003	03/01/02	100,264	79%	1,274,431	Eckerd
260	Braes Link	Houston	TX	1999	03/01/02	38,997	100%	591,056	Classic Fine Furniture, Walgreens
261	Braes Oaks	Houston	TX	1992	03/01/02	46,720	96%	390,025	H.E.B. Pantry Foods
262	Braesgate	Houston	TX	1997	03/01/02	91,670	91%	475,227	-
263	Broadway	Houston	TX	1996	03/01/02	74,942	96%	444,351	Dollar General, The Worksource
264	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,803	98%	1,398,198	24 Hour Fitness, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors
265	Fondren	Houston	TX	1999	03/01/02	45,873	100%	521,189	Eckerd, Fiesta Home Furniture
266	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	100%	1,724,486	Big Lots, Kroger, Stein Mart
267	Huntington Village	Houston	TX	1987	03/01/02	112,287	97%	832,346	Family Dollar, Foodtown, Twice Blessed

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
268	Inwood Forest	Houston	TX	1997	03/01/02	77,553	89%	675,693	Randalls
269	Jester Village	Houston	TX	1988	03/01/02	64,442	95%	514,577	H.E.B. Pantry Foods
270	Jones Plaza	Houston	TX	2000	03/01/02	111,355	100%	1,047,624	24 Hour Fitness, Hancock Fabrics
271	Jones Square	Houston	TX	1999	03/01/02	169,003	96%	1,076,628	Big Lots, Hobby Lobby
272	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	97,728	-
273	Long Point Square	Houston	TX	2002	03/01/02	74,329	100%	498,064	Family Dollar, Family Thrift, Hometown Warehouse, O’Reilly’s Auto Parts
274	Maplewood Mall	Houston	TX	2004	03/01/02	94,910	85%	527,196	Burke’s Outlet,Cox’s Foodarama, Family Dollar
275	Merchants Park	Houston	TX	1997	03/01/02	241,742	96%	1,992,653	Big Lots, Fallas Paredes, Kroger, Planters Bank
276	Mount Houston Square	Houston	TX	1996	03/01/02	176,890	74%	907,554	Fallas Paredes
277	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	77%	727,939	Furr’s Cafeteria
278	Northgate	Houston	TX	1972	03/01/02	43,244	100%	354,069	Blockbuster, Firestone, OfficeMax
279	Northshore East	Houston	TX	2001	03/01/02	90,841	95%	1,206,135	Office Depot, River Oaks Imaging & Diagnostic
280	Northshore West	Houston	TX	1997	03/01/02	144,982	94%	1,127,192	Conn Appliances, Factory 2-U, PETCO, Sellers Brothers
281	Northtown Plaza	Houston	TX	1990	03/01/02	192,009	100%	1,630,591	Big Lots, Factory 2-U, Fallas Paredes
282	Northwood	Houston	TX	1972	03/01/02	140,148	87%	853,697	Davis Food City
283	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	829,919	Family Dollar, Houston Community College
284	Stella Link	Houston	TX	1998	03/01/02	99,727	83%	583,933	Conn’s Clearance, Food City
285	Tanglewilde	Houston	TX	1998	03/01/02	87,309	86%	817,558	Cavender’s Boot City, Firestone, Party City, Salon In The Park
286	Tidwell Place	Houston	TX	1991	03/01/02	41,855	100%	402,768	Doctors Hospital, Family Dollar, Hometown Warehouse
287	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	90%	2,221,061	Kroger, Marshalls, Michaels
288	The Crossing at Fry Road	Katy	TX	1996	03/01/02	225,403	99%	1,936,260	Hobby Lobby, Kroger, Palais Royal, Stein Mart
289	Washington Square	Kaufman	TX	1978	03/01/02	66,607	89%	227,692	Bealls (Stage), Eckerd, Family Dollar
290	League City	League City	TX	1992	03/01/02	99,021	90%	486,688	Bealls (Stage), Family Dollar, H.E.B. Pantry Foods, Jo-Ann Fabrics
291	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	96%	765,631	Bealls (Stage), Super 1 Foods
292	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	88%	1,268,122	Kroger, Sears Hardware
293	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	309,988	Dollar General, Hancock Fabrics
294	Parkview West	Pasadena	TX	1991	03/01/02	39,939	89%	316,455	Family Dollar
295	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	96%	2,201,819	Kroger
296	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	97%	1,054,846	Kroger, Palais Royal
297	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	98%	827,910	Bealls (Stage), H.E.B.	Kmart
298	Klein Square	Spring	TX	1999	03/01/02	80,857	99%	662,856	Family Dollar, Foodtown
299	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	99%	1,181,972	Palais Royal, Randalls
300	Texas City Bay	Texas City	TX	1997	03/01/02	235,784	51%	904,211	Kroger
301	Tomball Parkway Plaza	Tomball	TX	1990	03/01/02	133,629	98%	955,524	Palais Royal	Hobby Lobby, TSE Tractor Supply
302	Village Center	Victoria	TX	1982	03/01/02	118,827	77%	390,200	Bealls (Stage), Dollar King, Fabric Warehouse, Megaworld, Victoria Office Equipment
303	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,347,989	Toy Works, Ukrops Supermarket	Kohl’s
304	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	93%	1,461,190	Kmart, Kroger
305	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	100%	695,136	Northern Handyman
306	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	100%	1,266,172	Goody’s, Ingles, Wal-Mart
307	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	78%	415,095	Food Lion
308	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	100%	958,761	Babies R Us, Chuck E. Cheese
309	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	943,548	Wal-Mart
310	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	99%	765,076	CVS, Kroger
311	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	97%	990,998	Big Lots, Goodwill, Kroger
312	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	95%	1,159,413	Office Depot, The North Carolina Company
313	Ridgeview Centre	Wise	VA	1990	07/02/92	177,764	99%	1,200,588	Food City, Kmart	Belk’s
314	Packard Plaza	Cudahy	WI	1992	12/12/02	117,827	90%	549,325	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
315	Northridge Plaza	Milwaukee	WI	1996	12/12/02	142,126	95%	1,051,142	Big Lots, Circuit City
316	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	96%	1,295,495	Hobby Lobby, Kohl’s	ShopKo
317	Moundsville Plaza	Moundsville	WV	2004	12/27/88	176,446	83%	951,082	Big Lots, Kroger
318	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,261	Office Depot, T.J. Maxx
319	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	590,455	Kmart
320	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	160,150	90%	971,838	Big Lots, Murdoch’s	Econofoods, Hobby Lobby

					TOTAL	43,835,851	93%	$322,929,413

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
	Single Tenant Properties

1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	52,500
6	New Port Richey Center	New Port Richey	FL	1988	12/12/02	43,441	100%	333,844	Kash n’ Karry
7	Rite Aid	East Albany	GA	1982	08/10/93	10,069	100%	54,567
8	Kroger	East Albany	GA	1982	08/10/93	34,019	100%	197,612	Harvey Foods
9	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
10	Socorro	Socorro	NM	0	03/01/02	48,000	100%	418,000	Smith’s Food
11	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
12	Hardees	Hanover	PA	1971	07/31/97	3,800	100%	24,100
13	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
14	Old Egypt	Magnolia	TX	2003	03/01/02	14,490	100%	333,000	Walgreens
15	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755
					TOTAL	461,862	90%	$2,625,962

	Enclosed Malls / Specialty Retail Properties

1	Factory Merchants Barstow	Barstow	CA	1994	11/01/93	329,110	51%	$2,183,174	Gap, Pacific Sunwear, Timberland
2	Pointe*Orlando	Orlando	FL	1997	11/30/99	461,629	69%	7,641,600	Disney, Foot Locker, Muvico, XS
3	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	31%	367,858	Shop ‘n Save
4	Valley Fair Mall	West Valley City	UT	1987	12/31/96	607,075	99%	3,828,907	JC Penney, Meier & Frank, Mervyn’s
					TOTAL	1,734,036	69%	$14,021,539

	Miscellaneous Properties
1	Unity Plaza	East Fishkill	NY	—	04/28/04	LAND	—	—
2	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
3	Central Avenue Marketplace	Toledo	OH	—	08/14/90	LAND	—	—
4	Cavitt Office Building	Bryan	TX	2001	03/01/02	13,200	100%	$33,132
5	Victoria Crossing	Victoria	TX	—	03/01/02	LAND	—	—
6	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—
7	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—
					TOTAL	13,200	100%	$33,132
			TOTAL STABILIZED PORTFOLIO			46,044,949	92%	$339,610,046

Redevelopment Properties
	Community and Neighborhood Shopping Centers

1	Metro 580	Pleasanton	CA	2004	09/15/97	178,731	100%	$1,587,694	Borders	Wal-Mart
2	Superior Marketplace	Superior	CO	2004	07/31/02	242,616	99%	2,749,616	Gart Bros. Sporting Goods, Michaels, Office Max, PETsMART, Ross Stores, T.J. Maxx, Wild Oats	Costco, SuperTarget
3	Regency Park	Jacksonville	FL	2004	06/16/97	333,948	95%	2,298,244	Babies R Us, Marshalls, Rhodes Furniture
4	The Mall at 163rd Street (5)	Miami	FL	2004	12/31/98	299,798	74%	1,463,049	Marshalls	Home Depot, Wal-Mart
5	Southgate	New Port Richey	FL	2004	08/27/97	262,911	97%	816,615	Big Lots, Publix
6	Colonial Marketplace	Orlando	FL	2004	04/01/98	136,023	39%	556,566	Office Max	Target
7	Northeast Plaza	Atlanta	GA	2004	12/12/02	442,712	89%	2,877,577	Furniture Plus, Good Hands Thrift Store, Publix
8	Tinley Park Plaza	Tinley Park	IL	2004	09/20/95	254,800	83%	1,662,783	T.J. Maxx, Walt’s Food Center
9	Columbus Center	Columbus	IN	2004	12/01/88	146,212	73%	391,024	Office Max	Target
10	J*Town Center	Jeffersontown	KY	2004	10/21/88	192,985	42%	700,299	-
11	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	460,353	99%	4,780,476	Kohl’s, Star Theatre, T.J. Maxx	Target
12	Washtenaw Fountain Plaza	Ypsilanti	MI	2004	10/05/92	135,790	78%	624,963	Dollar Tree, Dunhams, Save-A-Lot
13	Paseo del Norte	Albuquerque	NM	2004	03/01/02	58,500	73%	46,248	-
14	Galleria Commons	Henderson	NV	2004	06/09/98	276,460	83%	2,345,683	Babies R Us, Burlington Coat, Stein Mart, T.J. Maxx
15	Transit Road Plaza	Lockport	NY	2004	08/03/93	141,619	60%	178,742	Save-A-Lot
16	Sunshine Square	Medford	NY	2004	12/12/02	221,982	93%	1,512,368	Stop & Shop
17	Wallkill Plaza	Middletown	NY	2004	12/12/95	203,234	97%	1,562,128	ShopRite

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
18	Rockland Plaza	Nanuet	NY	2004	01/01/83	247,899	95%	3,946,273	Marshalls, Rockbottom
19	South Plaza	Norwich	NY	2004	04/01/83	143,620	70%	394,195	Plaza Lanes, Save-A-Lot, Tractor Supply
20	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	222,708	94%	1,286,765	-
21	Western Village	Cincinnati	OH	2004	05/04/94	138,526	77%	602,286	Cash 4 Clothes, Furniture & Mattress Dist. Center
22	Heritage Square	Dover	OH	2004	08/31/93	231,732	70%	734,920	Bag N Save
23	Market Place	Piqua	OH	2004	11/20/91	171,939	90%	457,835	-
24	Bethel Park	Bethel Park	PA	2004	05/14/97	218,714	98%	1,387,716	Giant Eagle
25	Ivyridge	Philadelphia	PA	2004	08/02/95	112,278	78%	980,506	-
26	Island Plaza	James Island	SC	2004	10/06/97	171,224	100%	751,512	Dollar Tree, Food Lion
27	Festival Centre	North Charleston	SC	2004	12/12/02	324,492	93%	1,704,933	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Home Décor Outlet, Piggly Wiggly
28	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	656,088	Kroger
29	Orange Grove	Houston	TX	2004	03/01/02	177,612	84%	744,491	Office Max
30	Sharpstown Office Building	Houston	TX	2004	03/01/02	97,558	0%	—	-
31	Irving West	Irving	TX	2004	09/14/93	70,056	95%	420,545	Ko-mart
32	Cave Spring Corners	Roanoke	VA	2004	06/05/97	200,266	71%	704,407	Kroger
		TOTAL REDEVELOPMENT PROPERTIES				6,588,965	84%	$40,926,547
				TOTAL PORTFOLIO		52,633,914	91%	$380,536,593

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect at June 30, 2004, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5) Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Summary of Joint Venture Projects

Property Name	City	State	JV Partner	Equity Investment	Percent Ownership	Economic Structure	Project Bank Debt Outstanding		GLA	Percent Leased (1)	ABR	Anchor Tenants	Anchor Tenant Not Owned

Arapahoe Crossings, LP
Arapahoe Crossings	Aurora	CO	Foreign investor	$6,901,083	30%	Increased participation after 10% return	$49,578,911		466,363	100%	$6,276,417	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘N Things, Marshalls, Old Navy, Ross

Benbrooke Ventures (2)
Rodney Village	Dover	DE	Benbrooke Partners	—	50%	8.5% preferred return	—		211,568	93%	$1,057,189	Farm Fresh, Ollie’s Bargain Outlet

CA New Plan Venture Fund (3)
Stabilized Properties
Villa Monaco	Denver	CO	Major U.S. pension fund	—	—	-	—		122,213	92%	1,080,655	King Soopers
Ventura Downs	Kissimmee	FL	Major U.S. pension fund	—	—	-	—		98,191	100%	1,009,730	Publix, Walgreens
Marketplace at Wycliffe	Lake Worth	FL	Major U.S. pension fund	—	—	-	—		133,520	100%	2,157,832	Walgreens, Winn-Dixie
Shoppes of Victoria Square	Port St. Lucie	FL	Major U.S. pension fund	—	—	-	—		95,243	100%	1,009,271	Winn-Dixie
Sarasota Village	Sarasota	FL	Major U.S. pension fund	—	—	-	—		169,310	95%	1,235,767	Big Lots, Homegoods, Gold’s Gym, Publix
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund	—	—	-	—		133,070	94%	894,004	Beall’s, Publix
Mableton Walk	Mableton	GA	Major U.S. pension fund	—	—	-	—		105,742	100%	1,105,709	Piccadilly Cafeteria, Publix
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund	—	—	-	—		59,047	98%	549,306	Eckerd, Harris Teeter
Ladera	Albuquerque	NM	Major U.S. pension fund	—	—	-	—		126,012	94%	1,079,482	Brooks, Dollar Tree, Great Wall Buffet
Harwood Central Village	Bedford	TX	Major U.S. pension fund	—	—	-	—		119,742	91%	1,003,464	Kroger
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund	-—	—	-	—		101,687	81%	610,833	Albertsons
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund	—	—	-	—		343,603	100%	2,152,917	Hastings, H.E.B., Office Depot, Ross, Target
Ridglea Plaza	Fort Worth	TX	Major U.S. pension fund	—	—	-	—		171,787	90%	1,529,349	Stein Mart, Tom Thumb
Windvale	The Woodlands	TX	Major U.S. pension fund	—	—	-	—		96,088	99%	971,862	Randalls

Redevelopment Properties
Marrero Shopping Center	Marrero	LA	Major U.S. pension fund	—	—	-	—		69,259	68%	323,046	Winn-Dixie
Clinton Crossing	Clinton	MS	Major U.S. pension fund	—	—	-	—		26,200	100%	280,136	Blockbuster
			Total (4)	$6,886,811	10%	Increased participation after 12% IRR	$111,173,397		1,970,714	96%	$16,993,363

NP/I&G Institutional Retail Company, LLC
Conyers Crossroads	Conyers	GA	JPMorgan Fleming Asset Management	—	—	-	$27,056,000		333,250	99%	$3,572,155	Carmike Cinemas, Circuit City, Kohl’s, Old Navy
Village Shoppes of East Cherokee	Woodstock	GA	JPMorgan Fleming Asset Management	—	—	-	15,784,000		128,667	100%	1,909,873	Publix
DSW Plaza at Lake Grove	Lake Grove	NY	JPMorgan Fleming Asset Management	—	—	-	27,000,000		251,136	100%	3,955,653	Bally Total Fitness, DSW, Stop & Shop
			Total	$8,313,775	20%	Increased participation after 12% IRR	$69,840,000		713,053	99%	$9,437,681

Preston Ridge
The Centre at Preston Ridge	Frisco	TX	Foreign investor / George Allen / Milton Schaffer	—	25%	Increased participation after 10% return	$69,676,722		734,448	94%	$11,771,773	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, Nude Furniture, Old Navy, Ross, Stein Mart, T.J. Maxx	Target
The Market at Preston Ridge (2)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return		(6)	50,326	100%	914,628	CompUSA
BPR West (2) (5)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return		(7)	—	—	—	-
Undeveloped land parcels (8)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return	—		—	—	—	-	-
		Total		$6,421,501			$69,676,722		784,774	94%	$12,686,401
	Investments in / Advances to Unconsolidated Ventures			$28,523,170		Total New Plan Pro Rata Share (4)	$57,378,187		794,150	97%	$9,398,649

(1) Includes all leases in effect at June 30, 2004, including those that are fully executed, but not yet open.

(2)  In accordance with the provisions of FIN 46, this property has been included as a consolidated entity in the Company’s balance sheet as of June 30, 2004.  Therefore, the Company’s equity investment balance has been eliminated.

(3) AEW serves as the advisor for the joint venture partner.

(4) Percent leased excludes CA New Plan Venture Fund Redevelopment Properties.

(5) Comprised of 12.77 acres of undeveloped land adjacent to an IKEA currently under construction.

(6) As of June 30, 2004, the joint venture had a loan outstanding of approximately $8.4 million, payable to the Company.  This loan was eliminated in consolidation.

(7) As of June 30, 2004, the joint venture had a loan outstanding of approximately $3.2 million, payable to the Company.  This loan was eliminated in consolidation.

(8) Comprised of 38.55 acres of undeveloped land.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Joint Venture Projects - Acquisition Activity

Property Name	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA / Acres		Percent Leased (3)	Anchor Tenants	Year Built (4)

1Q 2004
Conyers Crossroads / NP/I&G Institutional Retail Company, LLC	S	Conyers, GA	03/22/04	$41,125,000	8.0%	$3,286,000	333,250		98%	Carmike Cinemas, Circuit City, Kohl’s, Old Navy	2000

2Q 2004 (5)
Marrero Shopping Center / CA New Plan Venture Fund (6)	S	Marrero, LA	04/12/04	$3,675,000	9.3%	$342,500	69,259		68%	Winn-Dixie	2004
BPR West / Preston Ridge	L	Frisco, TX	04/22/04	3,196,358	—	—	12.77	acres	—	-	—
Village Shoppes of East Cherokee / NP/I&G Institutional Retail Company, LLC	S	Woodstock, GA	05/20/04	23,925,000	7.4%	1,766,000	128,667		100%	Publix	2003
Total				$30,796,358	—	$2,108,500	197,926

		2004 Total Acquisitions		$71,921,358	—	$5,394,500	531,176

(1) L- Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) On June 1, 2004, the Company transferred 90 percent of its ownership interest in Villa Monaco to CA New Plan Venture Fund.

(6) Cap-rate and NOI calculated on stabilized basis.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2004

Joint Venture Projects - Disposition Activity

Property Name	Property Type (1)	Location	Transaction Description	Sale Date	Proceeds Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA	Percent Leased (3)	Year Built (4)

1Q 2004
Fruitland Plaza / Benbrooke Ventures	S	Fruitland, MD	Sale of property	01/08/04	$4,100,000	$4,950,000	$(850,000)	10.6%	$433,000	104,095	71%	2001

2Q 2004
Raymond Road / CA New Plan Venture Fund	S	Jackson, MS	Sale of property	05/19/04	$3,425,000	$3,389,866	$35,134	9.8%	$335,559	62,345	98%	1982
			2004 Total Dispositions		$7,525,000	$8,339,866	$(814,866)	10.2%	$768,559	166,440

(1) S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should be read in conjunction with the above information.